UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  August 20, 2013

Z TRIM HOLDINGS, INC.
________________________________________________________________________

(Exact name of registrant as specified in its charter)

Illinois                                            001-32134                                                                36-4197173
(State or other jurisdiction of incorporation)                                      (Commission  File Number)                                                    (I.R.S. EmployerIdentification No.)

1011 Campus Drive, Mundelein, Illinois                                                                                                   60060
(Address of principal executive offices)                                                                                                       (Zip Code)

Registrant’s telephone number, including area code:  (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

See Item 8.01 below.

Item 3.02                      Unregistered Sales of Equity Securities.

See Item 8.01 below.

Item 8.01                      Other Events.

Private Placements
On August 20, 2013, Z Trim Holdings, Inc. (the “Company”) entered into a private placement subscription agreement with Brightline Ventures I-C, LLC, a Delaware limited liability company (“Brightline”), pursuant to which it sold 376,000 shares of its common stock, for a price of $1.25 per share, and received gross proceeds of $470,000 (the “$1.25 Raise”).  Among its other terms, the subscription agreement for the $1.25 Raise provides Brightline with “piggyback” registration rights on certain registration statements that the Company may file in the future.  A copy of the subscription agreement related to the $1.25 Raise is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On September 18, 2013, the Company entered into another private placement subscription agreement with Brightline, pursuant to which it sold 468,571 shares of common stock for a price of $1.05 per share, along with warrants to purchase 234,286 shares of common stock at an exercise price of $1.50 per share, and received gross proceeds of $492,000 (the “1.05 Raise”).  Among its other terms, the subscription agreement for the $1.05 Raise provides Brightline with “piggyback” registration rights on certain registration statements that the Company may file in the future.  The warrants may be exercised on a cashless basis.  Until exercised, the warrants do not confer any voting or other rights as a stockholder of the Company.  The exercise price and the number of shares of common stock purchasable upon the exercise of the warrants are subject to adjustment upon the happening of certain events, such as stock dividends, distributions and splits. Copies of the subscription agreement related to $1.05 Raise and the form of warrant agreement are filed as Exhibits 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Company is using the net proceeds from the $1.25 Raise and the $1.05 Raise for working capital needs and other general corporate purposes.

The sale and issuance of the securities discussed above were determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. The Company based its determination on the non-public manner in which it offered the securities and on the representations of Brightline, which included, in pertinent part, that it is an “accredited investor” within the meaning of Rule 501 of Regulation D, and that it was acquiring such securities for investment purposes for its own respective account, and not with a view toward resale or distribution, and that it understood that the securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Warrant Program
Contemporaneous with the $1.25 Raise described above, in August 2013, the Company (i) allowed the holders of the Company’s then-outstanding warrants with a $1.50 per share exercise price (the “$1.50 Warrants”) with certain anti-dilution provisions contained in the related warrant agreements to choose to exercise their $1.50 Warrants on a cashless basis such that for every ten $1.50 Warrants exercised, the holder received 4.5 shares of common stock (fractional shares were rounded up) (the “Cashless Exercise Program”), (ii) sought a temporary waiver from the holders of the $1.50 Warrants of the anti-dilution provisions in the warrant agreements with respect to the Cashless Exercise Program and potential capital-raising activities (other than the $1.25 Raise) by the Company by December 31, 2013, and (iii) asked the holders of the $1.50 Warrants to permanently amend the warrant agreements with respect to certain ratchet provisions so as to reduce the derivative liability the Company incurs as a result of those provisions in the agreements.

The Cashless Exercise Program resulted in 7,172,751 of the $1.50 Warrants being converted into 3,227,742 shares of the Company’s common stock (including 5,718,750 $1.50 Warrants that were converted by an affiliate of Brightline into 2,573,438 shares of common stock).

As a result of the August 20, 2013 transaction with Brightline, pursuant to the anti-dilution provisions in the $1.50 Warrants that were not exercised as part of the Cashless Exercise Program, the Company reduced the exercise price of those warrants to $1.25 per share and adjusted the number of shares issuable upon the exercise of those warrants such that for every five warrants owned, each remaining holder of $1.50 Warrants received one additional warrant with an exercise price of $1.25.  Thus, the Company issued an aggregate of 2,376,009 additional warrants at an exercise price of $1.25 per share (including 2,316,597 additional warrants that were issued to an affiliate of Brightline) to the holders of $1.50 Warrants that were not exercised as part of the Cashless Exercise Program.  The waiver discussed above was effective with regard tot he $1.05 Raise; therefore, no additional warrants were issued and no exercise price adjustments were made as a result of the $1.05 Raise.

Following the above transactions, 14,256,056 of the $1.50 Warrants remain outstanding, which now each have an exercise price of $1.25 per share.  The related warrant agreements, as amended, provide for ratchet and anti-dilution adjustments as a result of certain equity issuances below the then-current market price of the Company's stock as opposed to issuances below the exercise price of the warrants.

A copy of the form of amendment to the $1.50 Warrants is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Amendment to $1.50 Warrants to Purchase Common Stock.

10.1	Subscription Agreement with Brightline Ventures I-C, LLC, dated August 20, 2013.

10.2	Subscription Agreement with Brightline Ventures I-C, LLC, dated September 18, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2013                                                   Z TRIM HOLDINGS, INC.
(Registrant)

By:           /s/ Steven J. Cohen
Stephen J. Cohen
President and Chief Executive Officer